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                                                                    EXHIBIT 24.1






                     CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use in the Registration Statement on Form SB-2 (file number 33-41289) of our report dated December 23, 1999, relating to the financial statements of Electropure, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus.



/S/  KELLY & COMPANY


Kelly & Company
Newport Bach, California
August 1, 2000